UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2022

FUSION PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Canada	001-39344	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Longwood Road South
Hamilton, Ontario, Canada, L8P 0A6
(Address of principal executive offices, including zip code)

(289) 799-0891

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common shares, no par value per share	FUSN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other.

On April 11, 2022, James O’Leary, M.D. tendered his resignation as Chief Medical Officer of Fusion Pharmaceuticals Inc. (the “Company”) effective June 30, 2022 (“Exit Date”). In connection with Dr. O’Leary’s resignation, the Company plans to enter into a separation agreement (the “Separation Agreement”) and consulting agreement (the “Consulting Agreement”) with Dr. O’Leary.

Pursuant to the Separation Agreement, Dr. O’Leary will receive a one-time payment of $75,000 and insurance benefits pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 through December 31, 2022. Pursuant to the Consulting Agreement, Dr. O’Leary is expected to provide consulting services for the Company through December 31, 2022 at an agreed upon hourly rate. In further consideration for Dr. O’Leary’s services as a consultant, (i) all his options shall continue to vest through December 31, 2022 and (ii) the vesting of his initial option grant shall be accelerated through March 31, 2023. Dr. O’Leary’s options shall be exercisable for 90 days following the termination of his consultancy. Dr. O’Leary will not receive any severance benefits upon his termination under his existing employment agreement with the Company.

Effective immediately, Dr. Joanne Schindler, who currently serves as Vice President, Medical Director, has been promoted to Executive Vice President, Medical Director & Clinical Development. Dr. O’Leary is expected to transition to Dr. Schindler full responsibility for all of the Company’s clinical trials and for the day-to-day operations of the clinical and regulatory functions prior to his Exit Date.

The Company has engaged a global executive search firm to aid the Company in its search for a new chief medical officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fusion Pharmaceuticals Inc.

Date: April 13, 2022	By:	/s/ Maria Stahl
Maria Stahl
Chief Legal Officer